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                                                                   EXHIBIT 10.34

                         BUCKEYE CELLULOSE CORPORATION

                                CREDIT AGREEMENT

                                Amendment No. 3
                                ---------------

     This Agreement, dated as of June 24, 1996, is among Buckeye Cellulose Corporation, a Delaware corporation (the "Company"), the Subsidiaries of the Company party hereto, Fleet National Bank, as agent (the "Agent") for the Lenders, and SunTrust Bank, Central Florida, N.A., as co-agent (the "Co-Agent") for the Lenders. The parties agree as follows:

1. Reference to Credit Agreement; Definitions. Reference is made to the Credit Agreement dated as of November 28, 1995, among the parties hereto, as amended by two previous amendments dated April 25, 1996 and June 6, 1996, respectively (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement as amended by this Agreement (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined.

2. Amendment of the Credit Agreement. Effective upon the date on which all of the conditions set forth in Section 4 hereof are satisfied (the "Amendment Date"), which conditions must be satisfied no later than August 31, 1996, the Credit Agreement is amended as follows:

     2.1. Amendment of Section 1. Section 1 of the Credit Agreement is amended by adding immediately after Section 1.118 a new Section 1.118A to read in its entirety as follows:

          "1.118A. "Redemption Subordinated Debt" means the Company's Senior Subordinated Notes due 2008 to be issued in the original principal amount of not more than $100,000,000, pursuant to the Indenture between the Company and Union Planters National Bank, as trustee, as in effect on the date of issuance."

     2.2. Amendment of Section 6.5.1. Section 6.5.1 of the Credit Agreement is amended to read in its entirety as follows:

          "6.5.1. Consolidated Net Worth. Consolidated Net Worth shall not at any time be less than $70,000,000; provided, however, that on September 30, 1996 and on the last day of each fiscal quarter of the Company thereafter, the then effective dollar amount in this Section 6.5.1 shall be increased by 50% of Consolidated Net Income (if positive) of the Company and its Subsidiaries determined in accordance with GAAP for the quarter then ended."

     2.3. Amendment of Section 6.6.10. Section 6.6.10 of the Credit Agreement is amended to read in its entirety as follows:
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          "6.6.10.   Indebtedness of the Company in respect of the Approved
     Subordinated Debt, the Senior Notes and the Redemption Subordinated Debt."

     2.4. Amendment of Section 6.9. Section 6.9 of the Credit Agreement is amended by adding immediately after Section 6.9.10 a new Section 6.9.11 to read in its entirety as follows:

          "6.9.11. In addition to all other Investments allowed by this Section
     6.9 and notwithstanding the foregoing provisions of this Section 6.9, the Company is permitted to form a Wholly Owned Subsidiary for the sole purpose of repurchasing a portion of the ownership interest of MDCP in the Company, and the Company may make a capital contribution of up to $50,000,000 to such Wholly Owned Subsidiary to fund such repurchase."

     2.5. Amendment of Section 6.10.3. Section 6.10.3 of the Credit Agreement is amended to read in its entirety as follows:

          "6.10.3. The Company may pay interest and principal of the Approved Subordinated Debt and the Redemption Subordinated Debt, each in accordance with the respective subordination provisions thereof."

     2.6. Amendment of Section 6.10. Section 6.10 of the Credit Agreement is amended by adding immediately after Section 6.10.5 a new Section 6.10.6 to read in its entirety as follows:

          "6.10.6. So long as immediately before and after giving effect thereto no Default exists, the Company through one of its Wholly Owned Subsidiaries may repurchase a portion of the ownership interest of MDCP in the Company in an aggregate amount not to exceed $50,000,000 from the proceeds of the Redemption Subordinated Debt contributed by the Company to such Wholly Owned Subsidiary as permitted by Section 6.9.11."

     2.7. Amendment of Section 6.13. Section 6.13 of the Credit Agreement is amended by changing the title thereto to read in its entirety "Issuance of Stock by Subsidiaries; Subsidiary Distributions; Restricted Operations of Subsidiary" and by adding immediately after Section 6.13.2 and new Section 6.13.3 to read in its entirety as follows:

          "6.13.3. Restricted Operations of Subsidiary. The Subsidiary of the Company formed in accordance with Section 6.9.11 will conduct no operations other than acquiring and owning the capital stock of the Company to be repurchased from MDCP and activities incidental thereto. Such Subsidiary will own no material assets other than the stock of the Company and cash to be distributed to it by the Company in accordance with Section 6.9.11."

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     2.8.  Amendment of Section 6.16.3.  Section 6.16.3 of the Credit Agreement
is amended to read in its entirety as follows:

           "6.16.3. Covenants in the indentures for the Approved Subordinated Debt and the Senior Notes, each as in effect on the Initial Closing Date, and in the indenture for the Redemption Subordinated Debt, as in effect on the Amendment Date."

     2.9. Amendment of Exhibit 7.1. Exhibit 7.1 to the Credit Agreement is amended to read in its entirety as set forth in Exhibit 7.1 hereto.

     2.10. Amendment to Exhibit 7.2.2. Exhibit 7.2.2 to the Credit Agreement is amended to read in its entirety as set forth in Exhibit 7.2.2 hereto.

3. Representation and Warranty. In order to induce the Agent and the Co-Agent to enter into this Agreement, the Company represents and warrants to the Lenders that after giving effect to this Agreement, no Default will exist.

4. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions, which conditions must be satisfied prior to August 31, 1996 or this Agreement shall terminate:

     4.1. Redemption Subordinated Debt. The Company shall have issued the Redemption Subordinated Debt in an aggregate principal amount of no more than $100,000,000, and the proceeds of the Redemption Subordinated Debt shall be used to fund the repurchase of a portion of the ownership interest of MDCP in the Company as permitted by Section 6.9.11 and Section 6.10.6 and to complete the acquisition of Alpha Cellulose Corporation or to repay the Revolving Loan in accordance with Section 4.3. Any such repayment of the Revolving Loan shall not decrease the Lenders' Commitments as provided in Section 2.

     4.2. Officer's Certificate. The representations and warranties of the Company and its Subsidiaries set forth or incorporated by reference herein shall be true and correct as of the Amendment Date as if originally made on and as of the Amendment Date; no Default shall have occurred on or prior to the Amendment Date; and the Agent shall have received a certificate to these effects signed by a Financial Officer.

     4.3. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings on the part of the Company, each other Obligor and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect. The Agent shall have received copies of all documents, including certificates, records of corporate and partnership proceedings and opinions of

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counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

5. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of the Amended Credit Agreement and this Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns and all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

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     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                          BUCKEYE CELLULOSE CORPORATION


                          By_____________________________________
                            Title:


                          BUCKEYE FLORIDA CORPORATION
                          BUCKEYE FOLEY CORPORATION


                          By_____________________________________
                            Title:


                          BUCKEYE FLORIDA, LIMITED PARTNERSHIP
                          By BUCKEYE FLORIDA CORPORATION,
                             its general partner


                          By_____________________________________
                            Title:


                          FLEET NATIONAL BANK,
                          as Agent under the Credit Agreement


                          By_____________________________________
                            Vice President


                          SUNTRUST BANK, CENTRAL FLORIDA, N.A.,
                          as Co-Agent under the Credit Agreement

                          By_____________________________________
                            Vice President

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                      The undersigned Lenders consent to the foregoing
                      Amendment No. 3:

                      DRESDNER BANK AG
                      CHICAGO AND GRAND CAYMAN BRANCHES


                      By_____________________________________
                        Vice President

                      By_____________________________________
                        Assistant Vice President


                      WACHOVIA BANK OF GEORGIA, N.A.


                      By_____________________________________
                        Vice President


                      FIRST UNION NATIONAL BANK
                        OF NORTH CAROLINA


                      By_____________________________________
                        Vice President


                      FIRST TENNESSEE BANK NATIONAL
                        ASSOCIATION


                      By_____________________________________
                        Vice President


                      FIRST AMERICAN NATIONAL BANK


                      By_____________________________________
                        Senior Vice President

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